UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2004

McAfee, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 0-20558

Delaware	77-0316593
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

3965 Freedom Circle	95054
Santa Clara, California	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 988-3832

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Transition Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

     On September 7, 2004, McAfee, Inc. (“McAfee”) issued a press release announcing that Stephen C. Richards intends to retire from his position as McAfee’s chief financial officer (“CFO”) and chief operating officer effective December 31, 2004. McAfee also announced that it had commenced a search for a new CFO.

     In connection with these events, on September 3, 2004, McAfee and Mr. Richards entered into a Transition Agreement (the “Transition Agreement”), providing that, among other things, (i) until December 31, 2004 Mr. Richards will continue to provide his services as CFO and other agreed responsibilities and (ii) after December 31, 2004, Mr. Richards will provide additional consulting advice as needed and agreed to by the parties.

     The Transition Agreement also amended certain provisions of Mr. Richards’ employment agreement, dated April 3, 2001 (the “Employment Agreement”), as amended by the amendment thereto effective as of January 20, 2004 (the “Amendment”). If (i) prior to December 31, 2004, Mr. Richards’ employment with McAfee is subject to a “Constructive Termination” or is involuntarily terminated by McAfee other than for “Cause,” or (ii) Mr. Richards remains employed by McAfee through December 31, 2004, then, subject to certain conditions, his outstanding McAfee stock options will fully vest, and he will receive continued payments of one year’s base salary and targeted bonus, less applicable withholding. Mr. Richards will also receive his targeted bonus for the third and fourth quarters of 2004, if he remains employed with McAfee thorough the respective quarter.

     The Transition Agreement is filed as Exhibit 10.1 hereto and the Employment Agreement and the Amendment were filed with the SEC in conjunction with McAfee’s filing of its quarterly reports on Form 10-Q on May 15, 2001 and May 10, 2004, respectively. The Transition Agreement, the Employment Agreement and the Amendment are incorporated herein by reference and the descriptions thereof contained herein are subject in all respects to the terms and provisions of such agreements.

     The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Transition Agreement by and between McAfee, Inc. and Stephen C. Richards
99.1	Press release dated September 7, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAFEE, INC.
Dated: September 7, 2004	By:	/s/ Kent H. Roberts
Kent H. Roberts Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Transition Agreement by and between McAfee, Inc. and Stephen C. Richards
99.1	Press release dated September 7, 2004.